Securities Act File No. 333-114860

                           ICA No. 811- 21571

As filed with the Securities and Exchange Commission on October 28, 2009

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                                                                                    [ X ]

                                                                                                                                                    Post-Effective Amendment No.  _7_                                                                 [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                                                    [ X ]

                                                                                                Amendment No.     8_

(Check Appropriate Box or Boxes)

Rogé Partners Funds

(Exact Name of Registrant as Specified in Charter)

630 Johnson Avenue, Suite 103

Bohemia, New York 11716

Attention:  Ronald W. Rogé

 (Address of Principal Executive Offices)(Zip Code)

(631) 218-0077

 (Registrant's Telephone Number, Including Area Code)

With a copy to:

Thomas R. Westle, Esq. Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC The Hauppauge Corporate Center 450 Wireless Boulevard Hauppauge, New York 11788

As soon as practicable after the effective date

(Approximate Date of Proposed Public Offering)

Shares of Beneficial Interest

(Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box):

( )

immediately upon filing pursuant to paragraph (b).

( X )

on November 1, 2009 pursuant to paragraph (b).

( )

60 days after filing pursuant to paragraph (a)(1).

( )

on (date) pursuant to paragraph (a)(1).

( )

75 days after filing pursuant to paragraph (a)(2).

( )

on (date) pursuant to paragraph (a)(2) of Rule 485.

Prospectus

November 1, 2009

ROGÉ PARTNERS FUNDS:

Rogé Partners Fund

1-888-800-ROGE

Investment Adviser:

R.W. Rogé & Company, Inc.

630 Johnson Avenue, Suite 103

Bohemia, New York 11716

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  It is a criminal offense to suggest otherwise.

Rogé Partners Funds

Table of Contents

Prospectus - November 1, 2009

Key Investment Concepts
Industry Definitions
The Fund
Rogé Partners Fund
Performance
Fees and Expenses
Principal Risks of Investing in the Fund
Additional Information and Portfolio Holdings Policy
Management of the Fund
Investment Adviser
Portfolio Managers
Valuation of Fund Shares
Anti-Money Laundering and Customer Identification Program
Frequent Purchases and Redemptions of Fund Shares
Your Account
Types of Account Ownership
Tax-Deferred Accounts
Minimum Investments
Timing of Requests
Receipt of Orders
Methods of Buying
Selling Shares
Transactions Through www. rogepartnersfunds.com
Payment of Redemption Proceeds
Medallion Signature Guarantees
Corporate, Trust and Other Accounts
Transfer of Ownership
General Transaction Policies
Distribution of Fund Shares
Distributor
Distributions
Federal Tax Considerations
Taxes on Distributions
Avoid “Buying a Dividend”
Backup Withholding
Financial Highlights
For More Information
Statement of Additional Information
Annual and Semi-Annual Report
Other Service Providers

See the Fund ’s  Privacy Policy on the last page of this Prospectus.

Key Investment Concepts

This Prospectus does not constitute an offer to sell Fund shares in any state or jurisdiction in which the Fund (defined below) is not authorized to conduct business.  No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus or in the Statement of Additional Information.

This Prospectus describes the investment objective, principal investment strategies, principal investments and principal risks of the Rogé Partners Funds, a Delaware statutory trust (the “Trust”) comprised of the Rogé Partners Fund ( the “Fund” ).  The Fund is advised by R.W. Rogé & Company, Inc., a registered investment adviser (the “Adviser”).  You may find the following definitions useful as you read the description of the Fund ..

Industry Definitions:

Investment Objective - A Fund’s investment objective(s) is its ultimate, overriding goal.  It is the way in which the fund defines itself amongst all other funds.  There is a wide range of potential investment objectives.

Principal Investment Strategy - A Fund’s principal investment strategy is the primary means by which the investment adviser for the fund seeks to attain its investment objective(s).  A strategy may, among other things, take the form of an intention on the part of the investment adviser to the fund to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries.

Principal Investments - In order to implement its investment strategies, a fund will invest principally in certain types of securities.  These securities may include, for example, equity securities, such as common stocks, preferred stocks, convertible securities and warrants, debt securities, such as corporate bonds, government securities and mortgage and other asset-backed securities, other funds (open and closed-end funds), and exchange traded funds.

Principal Risks - The principal risks of a fund are those potential occurrences that, in the judgment of the Fund’s investment adviser, have the greatest likelihood of disrupting, interfering with, or preventing the fund from attaining its investment objective.

THE FUND

The Rogé Partners Fund (ROGEX)

The Rogé Partners Fund is an open-end management investment company and a series of the Trust.  For purposes of the Investment Company Act of 1940, as amended, the Fund is non-diversified.

Investment Objective

The investment objective of the Fund is to seek total return.   The Fund pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The principal investment strategy of the Fund is to invest in i) open-end and closed-end management investment companies and, to a minor extent, unit investment trusts (collectively, the “Underlying Funds”); and ii) U.S. and foreign equity securities, including American Depositary Receipts (“ADRs”).  Underlying Funds may include Exchange-Traded Funds (“ETFs”) that can be either open-end management investment companies or unit investment trusts, and are generally designed to provide investment results that correspond to a securities index.  Equity securities include, but are not limited to, common and preferred stock, and convertible securities.  The Fund may purchase ADRs through sponsored or unsponsored facilities.  The Fund may only make direct investments of up to 25% of its net assets in foreign equity securities.  The Adviser uses proprietary research to seek out the best money managers when selecting Underlying Funds for investment, and a combination of top-down and bottom-up research to assess risk vs. return of prospective equity investments.  The proportion of Fund assets invested in Underlying Funds or directly in equities may vary depending on a number of factors, including investment strategies, market conditions and outlook for the global economy.

The Adviser uses proprietary research called the ResearchEdge® process to seek out the best investment opportunities.  ResearchEdge® is a registered service mark owned by the Adviser.  This unique ResearchEdge® process is the framework within which the Adviser assesses, selects and monitors all securities in the portfolios that the Adviser manages.  More specifically, the Adviser seeks out Valuation Anomaliessm, or securities that are temporarily undervalued compared to their estimated true economic worth.  Valuation Anomaliessm is a service mark of the Adviser. The proportion of Fund assets invested in U.S. or foreign securities may vary depending on a number of factors, including investment strategies, market conditions and outlook for the global economy.  Weightings are then assigned to the individual companies based on our perceived risk and return for that company.

Typically, the Underlying Funds invest primarily in equity securities.  However, as part of an overall strategy, the Fund may invest in Underlying Funds whose investment objectives may not be identical to the Fund’s but will help achieve the Fund’s investment objective of total return.   The Fund manages risk through tactical asset allocation, in an effort to produce favorable returns on a risk-adjusted basis.

The Fund has a long-term investment strategy. The average holding period for a Fund investment is expected to be in the four-to-six-year range.  The Fund invests primarily in mutual funds and individual companies.   The Fund’s portfolio turnover is expected to continue to be relatively low, but may be affected by the Fund’s risk-adjustment strategies.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value.  Illiquid securities may include, but are not limited to,  limited  partnerships and hedge funds, which may provide the Fund with exposure to investments in the form of IPOs and warrants, repurchase agreements maturing in more than seven days, non-negotiable fixed time deposits with maturities over seven days, certain securities sold in private placements with restrictions on resale and not freely traded (including, but not limited to private investment in public equity (“PIPE”) investments) and other investments determined not to be readily marketable.

The Fund may use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to manage interest rate risk, currency risk, to increase returns, or as part of a hedging strategy, but the Fund will limit its use of derivatives to less than 5% of the Fund’s net assets.  The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The Fund and the Underlying Funds typically will invest primarily in equity securities of U.S. and foreign companies without regard to market capitalization. The Fund also may invest up to 25% of its net assets in foreign securities.  The Fund will not invest more than 25% of its net assets in a single industry.

Underlying Funds:  The Fund seeks to invest in open-end and closed-end management investment companies and, to a limited extent, unit investment trusts that the Adviser believes will provide superior value to shareholders.  When screening for Underlying Funds, the Adviser looks for such attributes as:  performance consistency, alpha measurements, limited down-draw (controllable downside), beta and other modern portfolio theory (MPT) statistics.  The Underlying Funds are then evaluated through qualitative research methods. This method covers many areas, from investment process and philosophy to identifying their risk controls and management’s ownership in their own fund.  Upon evaluation, the Adviser compiles additional questions to clarify and expand on any concerns with management.

The Underlying Funds are subject to their own expenses and fees similar to the Fund, and as an investor in the Underlying Funds, the Fund will be subject to these expenses and fees.  The Fund may purchase "no-load" mutual funds, which are sold and purchased without a sales charge. The Fund may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when the Adviser believes it is appropriate, the Fund may purchase mutual funds that charge an early redemption fee of up to 2%, but not mutual funds that charge a sales load upon redemption. The Fund, the Adviser and Northern Lights Distributors, LLC ( the “ Distributor”) do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks on behalf of the Fund.

Direct Investments:  The Fund seeks to invest in companies that the Adviser determines to be temporarily undervalued against their true economic worth. The Fund will invest in stocks of U.S. traded companies, as well as in sponsored and unsponsored ADRs, which are U.S. exchange-traded stocks that represent a specified number of shares in a foreign company. In addition, the Fund may invest up to 25% of its assets directly in foreign securities that the Adviser deems are proper investments for the Fund.  When screening for individual securities, the Adviser looks for a number of attributes, including, core earnings growth, increased dividend payments, increasing profit margins, reasonable valuations, strong cash flow and stock buybacks.  These companies are then evaluated historically to better understand why they are trading at a discount, based on one of three intrinsic valuation methods (current price to net asset value (“NAV”), dividend discount method, and relative valuation comparisons) to its current price.  Additionally, the Adviser looks for companies with a unique market position, a solid management team, and an understandable business model.

The Adviser believes that this combination of Direct Investments and Underlying Funds will provide investors with a carefully selected core global equity holding.  The Adviser seeks to add value through its unique research process coupled with its global economic outlook, and seeks to achieve better risk-adjusted returns than a traditional market index.

The Adviser may keep a portion, which may be significant at times, of the Fund’s assets in cash or cash equivalents or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goals.

The Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for investment by the Fund. Such investment practices, may involve risks that exceed those involved in the activities described above.

Selling Strategy

With regard to Direct Investments in individual securities, the Fund will reevaluate a security once a price target is met.  If, upon reevaluation, the security trades at a premium to the Adviser’s own intrinsic estimates, the security becomes a candidate for sale.  The Adviser sets a time horizon of approximately 4-6 years for a business’s stock price to reach its target.  Factors that may negatively affect the price targets are:  management change, increased competition, poor capital allocation, change in business model and mergers and acquisitions.

With regard to Underlying Funds, the Fund may sell such Underlying Funds if there is a key management change, a change in investment philosophy by the Underlying Fund’s adviser, or if it is perceived that there has been a change in the global economic environment or the investment company no longer meets the needs of the Adviser’s portfolio strategy.

Principal Risks

Some of the principal risks that the Fund is exposed to are investment management risk, foreign exposure risk, and stock market volatility.  Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.  To the extent that the Fund invests in foreign securities, the Fund will be subject to several risks associated with these types of securities, which include, but are not limited to, currency risk (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability or the movement of assets), different trading practices, less government supervision and less publicly available information.

To the extent that the Fund makes direct investments in equity securities, the Fund will be subject to the volatility of the stock market and the risk that the price of a security will rise or fall due to changing economic, political or market conditions.  Due to the Fund’s investment strategies, the Fund is exposed to other risks as well.

Please refer to the sections below entitled: “Principal Risks of Investing in the Fund ” and “Fees and Expenses” for important Fund-specific information that you should consider before investing.

Performance Information

The bar chart and table below help show the returns and risks of investing in the Rogé Partners Fund. The bar chart shows changes in the yearly performance of the Fund’s shares over the lifetime of the Fund. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Rogé Partners Fund

Performance Bar Chart For Periods Ending December 31,

Best Quarter:	December 31, 2006	10.40%
Worst Quarter:	December 31, 2008	(25.17)%
Calendar Year to Date:	September 30, 200 9	14.61%

                                                                                         Performance Table

     Average Annual Total Returns for Periods Ended December 31, 2008 :

	One Year	Since Inception (1)
Rogé Partners Fund
Return before taxes	(41.10)%	(2.72)%
Return after taxes on distributions (2)	(41.12)%	(3.20)%
Return after taxes on distributions and sale of Fund shares (2)	(26.70)%	(2.08)%
S&P 500®Index (3)	(37.00)%	(3.26)%

(1) The inception date of the Fund is October 1, 2004.

(2) After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) S&P 500®Index is an unmanaged index. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

Fees and Expenses

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees are those paid directly from your investment and may include sales loads or redemption fees.  The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

Annual fund operating expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)	Rogé Partners Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	1.67%
Acquired (Underlying) Fund Fees and Expenses(2)	0.68%
Total Annual Fund Operating Expenses	3.35%
Fee Waiver and/or Expense Limitation (3)	0.68%
Net Expenses (3)	2.67%

Expense Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.

Please note that the Year 1 example and the first year of the Year 3 example below reflect the effect of the Adviser’s expense limitation agreement.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Rogé Partners Fund
1	$270
3	$967
5	$1,687
10	$3,594

1.

These expenses, which include custodian, administration, transfer agency, shareholder servicing and other customary fund expenses.

2.

This number represents the combined total fees and operating expenses of the Underlying Funds owned by the respective Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial statements and other areas of this prospectus do not include this figure.

3.

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, (other than expenses relating to dividends on securities sold short, extraordinary or non-recurring expenses and expenses relating to Underlying Funds), at least until October 31, 2010, such that total annual fund operating expenses do not exceed 1.99% of the Fund’s average daily net assets subject to possible recoupment from the  Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Please see the section below entitled “Management of the Fund” for a definition of what are considered to be extraordinary or non-recurring expenses.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund ..  Although the Fund will strive to meet its objective, there is no assurance that it will.  The principal risks of the Fund are market risk, foreign risk, economic risk, illiquid securities risk, and investment management risk.

The Fund is subject to the following principal risks:

•

Stock Market Volatility:  Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors.  Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

•

Issuer-Specific Changes:  The value of a specific security or an Underlying Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management, performance, financial leverage and reduced demand for the issuer's products or services.

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Growth Stock Risk:  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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Value Stock Risk:  Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund 's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

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Small Company Risk: Small companies carry additional risks because their earning and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund 's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Investment Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

•

Underlying Fund Strategies:  When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects.

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Shares of Other Investment Companies Risk :   The Fund may invest in shares of other mutual funds as a means to pursue its investment objectives.  As a result of this policy, your cost of investing in the Fund may be substantially higher than the cost of investing directly in Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund ’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intend s to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund ..  The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the Fund ..  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund ..

•

Non-Diversification Risks : The Fund is non-diversified under federal securities laws. As a result, each holding will have a greater impact on the Fund ’s total return, and the Fund’s share value could fluctuate more than if more securities were held in the portfolios.

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Illiquid Securities Risk :   The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.   The Fund may take relatively large ownership positions in some companies that the adviser deems particularly qualified. The Fund may own more than 5% of a company’s equity securities and may own up to 15% of some companies. Limited partnerships, private offerings of non-publicly distributed hedge funds , IPOs , w arrants , repurchase agreements maturing in more than seven days, negotiable fixed time deposits with maturities over seven days, certain securities sold in private placements with restrictions on resale and not freely traded (including, but not limited to private investment in public equity (“PIPE”) investments) and other investments determined not to be readily marketable, are examples of illiquid securities in which the Fund may invest.  Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Fund owned a smaller amount. Because selling a large position may take longer, the Fund may be more susceptible to price fluctuations.  The Fund has specific securities valuation procedures in place to fair value illiquid securities held by the Fund ..

•

IPO Risk: The Fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such f und's performance.

•

Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  In addition to the Foreign risk we are exposed to through our Direct Investments, some of the Underlying Funds may have a greater exposure to foreign risk through their direct investments which would further expose the Fund to this risk.

•

ADR Risk:  ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

•

Currency Exchange Rates: Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of counties other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

•

Political and Economic Developments: The political, economic and social structures of some foreign countries in which the Fund invests may be less stable and more volatile than those in the U.S.  Investments in these countries may be subject to the risk of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases.  It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that my make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments, Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund ’s investments, in non-U.S. countries, These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund ’s investments.

•

Trading Practices: Brokerage commissions and other fees may be higher for foreign securities.  Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.  The procedures and rules governing foreign transactions and custody (holding of the Fund ’s assets) also may involve delays in payment, delivery or recovery of money or investments.

•

Availability of Information: Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.  Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

•

Limited Markets: Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.  This means that the Fund may at times be unable to sell foreign securities at favorable prices.

•

Emerging Markets: The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets.  For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Portfolio Turnover Risk : The frequency of the Fund’s  transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

Other Potential Risks:

In addition to the principal risks of the Fund listed above, investing in the Fund may involve the following additional risks:

•

Leveraging Risk: The use of leverage by the Fund or Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund's gains or losses. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

•

Defensive Strategies:  In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes.  Such a strategy could include investing up to 100% of the Fund ’s assets in cash or cash equivalent securities.  If the Adviser does so, it could affect the Fund ’s performance and the Fund might not achieve its investment objective.

•

Short-Sale Risk. The Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

•

Derivatives Risk. Up to 5% of the Fund ’s net assets may be invested in various derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the Fund 's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.  For additional information regarding the risks associated with investing in derivative securities, please see the Statement of Additional Information.

•

Future Development:   The Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Additional Information and Disclosure of Portfolio Holdings

Additional Information

The Fund’s investment objective and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board without shareholder approval.  If the investment objective is changed, the affected Fund will notify shareholders at least 60 days before the change becomes effective.  More information about the Fund’s investment policies and fundamental investment restrictions is contained in the Statement of Additional Information, which is available upon request without charge.

The Fund ’s Statement of Additional Information Includes Additional Information Regarding the Risks Associated with the Fund’s Investments.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.  The Fund’s portfolio holdings are made available on its website at www.rogepartnersfunds.com generally within thirty days after each month end and remain available until new information for the next month is posted.

Management of the Fund

Investment Adviser

The Fund has entered into an investment advisory agreement with R.W. Rogé & Company, Inc. (the “Adviser”), a U.S. Securities and Exchange Commission (“SEC”) registered investment advisory firm organized in 1986.  The Adviser is located at 630 Johnson Avenue, Suite 103, Bohemia, New York 11716.  Mr. Ronald W. Rogé is the owner of the Adviser.  As of September 30, 200 9 , the Adviser managed approximately $19 8 million for high-net-worth individuals, foundations, pension plans and investment companies.  Both Ronald and Steven Rogé, the Fund’s co-Portfolio Managers, are employees of the Adviser ..

The Adviser has overall supervisory responsibility for the general management and investment of the Fund and securities portfolio.  Under the investment advisory agreement, the Adviser manages the Fund’s investments and business affairs, subject to the supervision of the Trust’s Board of Trustees.

The Adviser is entitled to receive a management fee equal to 1.00% of the average net assets of the Fund. For the fiscal year ended June 30, 2009, the Fund paid a management fee to the Adviser at an annual rate of 0.33% of the average daily net assets of the Fund after waivers.

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, (other than expenses relating to dividends on securities sold short, extraordinary or non-recurring expenses and expenses relating to Underlying Funds), at least until October 31, 20 10 , such that the annual fund operating expenses do not exceed 1.99% of the Fund’s average daily net assets ,  subject to possible recoupment from the respective Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund ’s expenses and boost its performance.

Under the terms of the expense limitation agreement, the following examples of fees and expenses that would not be considered to be extraordinary or non-recurring include, but are not limited to: taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, U.S. Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Rogé Partners Fund is available in the Fund’s Annual Report to Shareholders dated June 30, 200 9 and in the Fund’s Statement of Additional Information dated November 1, 200 9 ..

Portfolio Managers

Mr. Ronald W. Rogé serves as co-Portfolio Manager of the Fund since June 2004.  As co-Portfolio Manager, his responsibilities include, but are not limited to, the research and analysis of the Fund’s investments and to provide strategic oversight of the Fund .. Mr. Rogé also serves as Chairman of the Fund’s Board of Trustees and as the Principal Executive Officer of the Fund ..

Ronald W. Rogé is a nationally recognized wealth manager.  He is founder, Chairman & CEO of the Adviser, a U.S. Securities and Exchange Commission registered investment advisory firm organized in 1986.  He is a graduate of the College for Financial Planning, Denver, Colorado where he completed the CERTIFIED FINANCIAL PLANNER® Professional Education Program and prepared for the national CFP® Certification Examination.  Mr. Rogé is certified by The CERTIFIED FINANCIAL PLANNER®’s Board of Standards to use the professional certifications CFP® and CERTIFIED FINANCIAL PLANNER®.  He has been admitted to and listed in the Financial Planning Association’s Registry of CFP® Licensed Practitioners.  Mr. Rogé also is a member of The National Association of Personal Financial Advisors (NAPFA), the national organization of fee-only planners and served on NAPFA’s National Board of Directors from 1993-1996.  Mr. Rogé was elected as a founding trustee of the Jefferson’s Ferry Foundation and appointed to the foundation’s Steering Committee and chairs the foundation’s Investment Committee.  Jefferson’s Ferry is an outstanding lifecare retirement community on Long Island.  In his capacity as t rustee, he assists the board of trustees of Jefferson’s Ferry Foundation in making decisions on leadership development and philanthropic planning.  In 2005, he was awarded a citation from the New York State Assembly for his dedicated community involvement.  Mr. Rogé was appointed to the TIAA-CREF Institute’s Financial Advisor Advisory Board in January 2000 and served for three years.

Bloomberg Wealth Manager Magazine selected Ronald Rogé as one of “Bloomberg’s Top Wealth Managers” in its July/August 2005 issue.  Robb Report -- Worth Magazine chose Mr. Rogé as one of the “Nation’s 100 Most Exclusive Wealth Advisors” in October 2004.  Medical Economics Magazine said he is one of “The 150 Best Financial Advisors for Doctors” in November 2004.   Investment Advisor Magazine chose Ron Rogé to head up the list of the “25 Most Influential People in and around the Profession” in the May 2006 issue.  He was selected as one of “America’s Top Financial Planners” by Guide to America’s Top Financial Planners in its October 2006 edition.  Mr. Rogé is frequently quoted by the press and media including, The Wall Street Journal, USA Today, Business Week, Newsday, Money Magazine, Fortune and Smart Money, just to name a few.  Mr. Rogé also has been a guest Personal Finance columnist for ABCNews.com.  He has been a featured Financial Advisor in 5-Star Investor-Morningstar’s Guide to Building a Winning Fund Portfolio, and has appeared on CNN’s “Your Money,”  “CNN Headline News,” and on “CNBC’s Money Club.”   He is often asked to lecture other advisers by major event providers such as Morningstar, Investment Advisor Magazine and World Money Show.  His articles have been published in professional journals and magazines, such as Chiropractic Economics, Journal of Retirement Planning and Investment Advisor Magazine.

Ronald Rogé earned a Bachelor of Science degree from Long Island University and a Master of Science degree in Business Administration from Polytechnic University.  He has an extensive business background as a corporate executive, where he held positions as Pension Plan Administrator, Staff Director of Employee Benefits, and Manager of Financial Planning.

Mr. Steven M. Rogé serves as a Portfolio Manager with the Adviser and as co-Portfolio Manager of the Fund ..  As co-Portfolio Manager, his responsibilities include the oversight of the day-to-day operations of the Fund and the research and analysis of the Fund’s investments.  Steven Rogé is the son of Ronald W. Rogé.

Steven Rogé joined the Adviser in June of 1997 as an intern. In 2003, after graduating from Bryant College with a Bachelor of Science Degree in Economics and Finance, he assumed the full-time position of Portfolio Manager at the Adviser.  Mr. Rogé served on the Executive Board of the Finance Association at Bryant College and was inducted into Omicron Delta Epsilon, the International Economics Honor Society.  He was recognized for his superior achievement on the Educational Testing Service’s Major Field Test in Business.  He holds the FINRA Series 7 Securities License, which he earned during his senior year at Bryant College. Mr. Rogé currently serves on Bryant University’s Student Managed Fund Investment Advisory Board, mentoring Bryant University students in the area of portfolio management and securities analysis.

Steven Rogé is a member of the New York Society of Security Analysts (NYSSA) and is the Chairman of the NYSSA’s Value Investing Committee.  In addition, he has completed the Chartered Mutual Fund CounselorSM certification program and is a member of the Financial Planning Association (FPA).  Mr. Rogé serves on the Adviser’s Research Team and Investment Management Committee and conducts extensive, hands-on investment research, while continuously refining the Adviser’s proprietary research methodology – the ResearchEdge® methodology.

Steven Rogé is frequently quoted in the press and media.  He appeared in the cover story of the May 2006 issue of Financial Advisor Magazine and has been quoted in BusinessWeek, Dow Jones Newswires, Newsday, TheSteet.com, The Wall Street Journal, Barron’s, Investment News, Financial Advisor, CNBC and MSN Money.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Valuation of Fund Shares

The price at which you purchase and redeem the Fund ’s shares is called the Fund’s NAV per share. The Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV once daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time (“Valuation Time”), on days when the Fund is open for business. These are generally the same days that the NYSE is open for trading. The Fund do es not calculate NAV on days the NYSE is closed (including national holidays and Good Friday). The price of the shares you purchase or redeem will be the next NAV calculated after your order is received by the Fund’s transfer agent, or other financial intermediary with the authority to take orders on the Fund’s behalf.

The value of the Fund ’s total assets is generally based on the market value of the securities that the Fund holds.  Fund portfolio securities, which are traded on a national securities exchange and certain over-the-counter securities, are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used. NASDAQ traded securities are valued using the

NASDAQ official closing price (“NOCP”). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may trade during hours and on days that the NYSE is closed and the Fund ’s NAVs are not calculated. Although the Fund ’s NAV may be affected, you will not be able to purchase or redeem shares on these days.

If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Trust’s Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

•

Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

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Securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

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Securities determined to be illiquid; and

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Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund ’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of the Fund ’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board of Trustees ..

Fair valuation of the Fund ’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  There is no assurance that the Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Fund ’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Anti-Money Laundering and Customer Identification Program

The USA PATRIOT Act requires financial institutions, including the Fund , to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government–issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

The  Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares; interfere with the efficient management of the Fund ’s investments, and increase brokerage and administrative costs. The Trust may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

It is a violation of policy for an officer or Trustee of the Fund to knowingly facilitate a mutual fund purchase or redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Fund’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. The Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

Your Account

Types of Account Ownership

You may buy shares of the Fund at it s NAV, next determined after you place your order.  If you are making an initial investment in the Fund, you will need to open an account.  You may establish the following types of accounts:  Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

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Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account.  We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners.  However, we will require each owner’s signature guarantee for any transaction requiring a signature guarantee.

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Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

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Trust.  A trust can open an account.  You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

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Business Accounts. Corporations, partnerships and other legal entities may also open an account.  A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans also may be tax deductible.  The types of tax-deferred accounts that may be opened are described below.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

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Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan.  Your financial consultant can help you determine if you are eligible.  Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

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Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute annually.

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Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s).  A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

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Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

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Section 403(b)(7) Plan. Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

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Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18.  Contributions are also allowed on behalf of children with special needs beyond age 18.  Distributions are generally subject to income tax if not used for qualified education expenses.

Minimum Investments

The   minimum initial investment amount for regular accounts is $5,000, and for tax-deferred accounts is $2,500.  The minimum subsequent investment is $100. A small account fee of $25 will be charged for all non-retirement accounts that have balances less than $2,500.  For employees and relatives of the Adviser, firms distributing shares of the Fund, and its service providers and affiliates, the minimum initial investment is $500.  The Fund reserve s the right to change the minimum investment requirement.

Timing of Requests

Your price per share will be the NAV next computed after the Fund or its agents receive your request in good order.  All requests received in good order before 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets” such as Charles Schwab, TD Waterhouse and Fidelity), will receive the next business day’s NAV.   The Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “late trading” of its shares.  Although the Fund will use its best efforts to prevent illegal “late trading” of its shares, there can be no assurance that it will always be successful.

Receipt of Orders

Shares may only be purchased on days the Fund is open for business.   The Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund ’s behalf.   The Fund reserves the right to refuse purchase orders for any reason, including when it believes that such order reflects an effort by the purchaser to “market time” the Fund.  Although the Fund will use its best efforts to prevent “market timing” of its shares, there can be no assurance that it will always be successful.

Methods of Buying

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone	You may not use telephone transactions for your initial purchase of the Fund ’s shares.

If you have elected “Telephone Privileges” by completing the applicable section of the Account Application Form, call the Fund (toll-free) at 1-888-800-ROGE to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institution that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $100.

By Mail By Mail (Continued)

Make your check payable to “Rogé Partners Fund” ..  Forward the check and your application to the address below.  No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail/Overnight Delivery

Rogé Partners Fund

c/o Gemini Fund Service, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Fund do es not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund do es not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make your check payable to “Rogé Partners Fund” ..  Forward the check and stub to the address below:

By Regular Mail/Overnight Delivery Rogé Partners Fund

c/o Gemini Fund Service, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Fund do es not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund do es not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

Forward your application to “Rogé Partners Fund” at the address below.  Call (toll-free) 1-888-800-ROGE to obtain an account number.  Wire funds using the instructions to the right.

By Regular Mail/Overnight Delivery Rogé Partners Fund

c/o Gemini Fund Service, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-800-ROGE for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Neither the Fund nor its agents are responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the other methods.  If by mail, be sure to include you checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at 1-888-800-ROGE.  Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact you financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be process the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.
By Internet	You may not open an account through the Fund’s website www.rogepartnersfunds.com

You can purchase shares in an existing account through the Fund’s website www.rogepartnersfunds.com.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on the New Account Application or the IRA Application.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services.  The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received.  Please consult a representative of your plan or financial institution for further information.

Selling Shares

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions, as set forth in the table and sections below.  Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares.  We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order.  See “Payment of Redemption Proceeds” for further information.

To Sell Some or All of Your Shares
By Telephone	Call the Fund (toll-free) at 1-888-800-ROGE to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the Fund to redeem the dollar amount or number of shares you wish.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.  See “Medallion Signature Guarantees” below.

By Wire	Call the Fund (toll-free) at 1-888-800-ROGE to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
By Systematic Withdrawal Plan

The Fund offer shareholders a Systematic Withdrawal Plan.  Call the Fund (toll-free) at 1-888-800-ROGE to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $100 per period.  Note that this plan my deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
By Internet

You may redeem your shares through the Fund’s web site at  www.rogepartnersfunds.com. Shares from an account in any of the Fund ’s tax sheltered retirement plans cannot be redeemed through the Fund’s web site. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.rogepartnersfunds.com.”

Transactions Through www.rogepartnersfunds.com

You are not able to open an account through the website. You may, however, make additional purchases and redeem Fund shares through the Fund’s website www.rogepartnersfunds.com.

To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user’s agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.   The Fund imposes a limit of $50,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its D istributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There also may be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor the Transfer Agent, D istributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after the Fund or its agents receive your order in good order.  “Good order” means your letter of instruction includes:

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The name of the Fund

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The number of shares or the dollar amount of shares to be redeemed

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Signatures of all registered shareholders exactly as the shares are registered

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The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be mailed if making immediate payment would adversely affect the Fund ..  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1. We can mail a check to your account’s address.  Normally, you will receive your proceeds within seven days after the  Fund receives your request in good order, however payment of your proceeds may take up to seven days if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2. We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect the Fund and their shareholders from loss.

The Fund’s Transfer A gent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem Fund shares in the following situations:

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If you change ownership on your account

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When you request a redemption to be made payable to a person not on record with the Fund;

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When you want the redemption proceeds sent to a different address than that registered on the account

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Any redemption transmitted by federal wire transfer to a bank other than your bank of record

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If a change of address request has been received by the Transfer Agent within the last 15 days

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For all redemptions of $50,000 or more from any shareholder account

A medallion signature guarantee assures that a signature is genuine.  The medallion signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A medallion signature guarantee cannot be provided by a notary public.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) at 1-888-800-ROGE before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Fund (toll-free) at 1-888-800-ROGE before making your request to determine what additional documents are required.

General Transaction Policies

The Fund reserve s the right to:

•

Change the minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject or cancel any purchase or exchange request (but not a redemption request in good order) for any reason.  Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•

Redeem all shares in your account if your balance falls below the Fund ’s minimum.  If, within 60 days of the Fund ’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund ..

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund ’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•

Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund , neither the Fund nor the T ransfer A gent will be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor and you will be required to bear the risk of any such loss.  The Fund and the T ransfer Agent  shall employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund or the T ransfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  The T ransfer Agent may request personalized security codes or other information, and may also record calls.  You should verify the accuracy of your confirmation statements upon receipt and notify the   T ransfer Agent  immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund (toll-free) at 1-888-800-ROGE for instructions.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the request to the Fund at the address listed under “Methods of Buying.”

In an effort to minimize costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-888-800-ROGE to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund ..  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

Distribution of Fund Shares

Distributor

Northern Lights Distributors, LLC (the “Distributor”) serves as distributor of the shares of the Fund ..  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  (“FINRA”).   Shares of the Fund are offered on a continuous basis.

Distributions

As a shareholder, you are entitled to your share of the Fund ’s net income and capital gains on its investments.   The Fund passes substantially all of its earnings along to its investors as distributions.  When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend.   The Fund realizes capital gains when it sells securities for a higher price than it paid.  When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution.  Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•

Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•

Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Fund distributes dividends and capital gains annually, if any.  These distributions will typically be declared in November or December and paid in November or December.  The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash.  If you wish to change the way in which you receive distributions, you should call 1-888-800-ROGE for instructions.

If you have elected to receive distributions in cash, and the postal or other deliver service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider.  Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.  Although it is not an investment objective, the Fund& #1 46;s Adviser will attempt to take into account the tax consequences of its investment decisions.  However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Fund ’s shareholders.

Taxes on Distributions

You will generally be subject to federal income tax and possibly state taxes on all Fund distributions.  Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund ..  The rate of tax will depend on how long the Fund held the securities on which it realized the gains.  Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains.  All other distributions, including short-term capital gains, will be taxed as ordinary income.   The Fund sends detailed tax information to its shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Avoid “Buying a Dividend”

If you buy shares when the Fund has realized, but not yet distributed, income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Redemptions

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•

Provide your correct social security or taxpayer identification number,

•

Certify that this number is correct

•

Certify that you are not subject to backup withholding, and

•

Certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Financial Highlights - Rogé Partners Fund

The financial highlights table below is intended to help you understand the Rogé Partners Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share.   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information , which is available upon request.

(For a share outstanding throughout each period)

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		June 30,		June 30,		June 30,
	2009		2008		2007		2006		2005 (1)
Net Asset Value, Beginning of Year	$ 12.16		$ 15.24		$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment Income (2)	(0.06)		(0.05)		(0.01)		(0.08)		(0.07)
Net realized and unrealized gain (2)	(4.09)		(2.06)		2.74		1.93		1.22
Total from investment operations	(4.15)		(2.11)		2.73		1.85		1.15
Paid-In Capital from Redemption Fees	-		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Less Distributions :
In excess of net investment income	(0.00)	(3)	(0.05)		(0.15)		(0.00)	(3)	(0.02)
From net realized gains	-		(0.92)		(0.26)		(0.06)		-
In excess of net realized gains	(0.01)		-		-		-		-
Total distributions	(0.01)		(0.97)		(0.41)		(0.06)		(0.02)
Net Asset Value, End of Year	$ 8.00		$ 12.16		$ 15.24		$ 12.92		$ 11.13
Total Return (4)	(34.11)%		(14.57)%		21.32%		16.64%		11.50%
Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 9,719		$ 14,673		$ 17,480		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursements (6)	2.67%		2.34%		2.13%		3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursements (6)	1.99%		1.99%		1.99%		1.99%		1.99%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement(7)	(0.65)%		(0.36)%		(0.05)%		(0.62)%		(0.87)%	(5)
Portfolio Turnover Rate	149%		59%		33%		13%		8%

(1)

For the period from October 1, 2004 (commencement of operations) to June 30, 2005.

(2)

Per share amounts calculated using the average shares method.

(3)

Per share amount represents less than $0.01 per share.

(4)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.   Total returns for periods less than one year are not annualized.

(5)

Annualized.

(6)

Does not include the expenses of other investment companies in which the Fund invests.

(7)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Privacy Policy

Privacy Statement

The   Fund recognizes and respects the privacy of each of our investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in the Fund& #1 46;s operation and the Fund take s seriously its responsibility to protect personal information.

The Fund collect, retain and use information that assists in providing the best service possible.  This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral electronic or telephonic communications and

•

Transaction history from your account.

The Fun d only disclose s personal nonpublic information to third parties as necessary and as permitted by law.

The Fund restrict s access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  The Fund require s that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

The Fund maintain s physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of their shareholders.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This Privacy Policy does not constitute part of the Prospectus.

For More Information

You may obtain the following and other information regarding the Fund free of charge:

Statement of Additional Information

The Statement of Additional Information contains more detailed information on all aspects of the Fund , including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current Statement of Additional Information , dated November 1, 200 9 , has been filed with the SEC and is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide s the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

To receive any of these documents or additional copies of this Prospectus or to request additional information about the Fund, please contact us.

By Telephone:

1-888-800-ROGE

By Mail:

Rogé Partners Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

You may obtain a copy of the Prospectus and additional information about the Fund at www.rogepartnersfunds.com.

Through the SEC:

You may review and obtain copies of the Rogé Partners Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street Washington, D.C. 20549-0102.

Other Service Providers
Investment Adviser R.W. Rogé & Company, Inc 630 Johnson Ave., Suite 103 Bohemia, NY 11716	Administrator Gemini Fund Services, LLC 450 Wireless Boulevard Hauppauge, NY 11788	Distributor Northern Lights Distributors, LLC 1005 S. 107th Avenue, Suite 201 Omaha, NE 68114
Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	Custodian First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197	Fund Counsel Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174

Investment Company Act File Number 811-21571

Rogé Partners Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2009

The financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm appearing in the Fund& #1 46;s most recent Annual Report to Shareholders are incorporated into this Statement of Additional Information by reference to the Fund’s June 30, 2009 Annual Report as filed with the Securities and Exchange Commission. This Statement of Additional Information should be read in conjunction with the Prospectus for the Rogé Partners Fund ( the “Fund” ) , a series of Rogé Partners Funds (the “Trust”), dated November 1, 2009 , and is incorporated by reference in its entirety into such Prospectus.  Because this Statement of Additional Information is not itself a prospectus, you should not make an investment in shares of the Fund based solely on the information contained herein.  You may obtain copies of the Fund& #1 46;s Annual Report to Shareholders and Prospectus, without charge, by calling 1-888-800-ROGE or by writing to Rogé Partners Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TABLE OF CONTENTS

General Information and History
Investment Restrictions
Description of Securities, Other Investment Policies and Risk Considerations
Temporary Defense Measures
Portfolio Turnover Rate
Disclosure of Portfolio Holdings
Management of the Trust
Codes of Ethics
Proxy Voting Policies and Procedures
Principal Holders of Securities and Control Persons
Investment Management and Other Services
Administration and Fund Accounting Services
Custodian
Transfer Agent Services
Distribution of Shares
Shareholder Servicing Plan
Portfolio Managers
Brokerage Allocation and Other Practices
Determination of Net Asset Value
How to Buy and Sell Shares
Taxes
Organization of the Trust
Independent Accountants
Legal Matters
Financial Statements
Appendix A

GENERAL INFORMATION AND HISTORY

The Fund is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed on April 15, 2004, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  As of the date of this Statement of Additional Information (“SAI”), there is only one  Fund in the Trust.

The Fund is classified as a “non-diversified” fund within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth below, and the following policies and limitations supplement those set forth in the Prospectus.   The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund .. Shares of the Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND.

The Fund will not:

(1) Purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).  For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell physical commodities or contracts thereon, except that the Fund may enter into financial futures contracts and options thereon.

(6) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, policies and restrictions.

(7) Make loans, except that the Fund in accordance with its investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND .. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Fund may not:

(1) make  further  investments  when 25% or more of its total  assets  would be invested in any one industry (securities issued or guaranteed by the United States government,  its agencies or instrumentalities are not considered to represent industries);

(2) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in illiquid securities .. For the purposes of this restriction, illiquid securities are those deemed pursuant to SEC regulations and guidelines, as they may be revised from time to time.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation.  However, if the Fund ’s borrowings exceed 33 1/3% of total assets at any time, the Fund must reduce its borrowings within three business days thereafter.  The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objectives and a summary of related risks. The Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Fund may invest in the following instruments either directly, or through its investments in other investment companies and exchange traded funds (the “underlying funds”). The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its investment objective.

CLOSED-END INVESTMENT COMPANIES. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund ), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser , based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs have many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

COMMON AND PREFERRED STOCKS.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

DEPOSITARY RECEIPTS.  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.  The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Manager determines to be of comparable quality to the other obligations in which the Fund may invest.  Such securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include but are not limited to the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value.  Illiquid securities may include, but are not limited to, limited partnerships and hedge funds, which may provide the Fund with exposure to investments in the form of IPOs and warrants, repurchase agreements maturing in more than seven days, non-negotiable fixed time deposits with maturities over seven days, certain securities sold in private placements with restrictions on resale and not freely traded (including, but not limited to private investment  in public equity (“PIPE”) investments) and other investments determined not to be readily marketable. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

OPEN-END INVESTMENT COMPANIES. The Fund and any “affiliated persons”, as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

OTHER INVESTMENT COMPANIES. The Fund& #1 46;s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

REGULATORY LIMITATIONS. The Fund may engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the Commodity Futures Trading Commission (“CFTC”).

The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

The Fund& #1 46;s use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund , has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

PRIVATE INVESTMENT IN PUBLIC EQUITY (“PIPE”).   The Fund may invest up to 5% of its net assets in PIPEs. A PIPE is a private placement security offered by an already public company at a discount to the current market value per share for the purpose of raising capital. PIPEs are offered to selected accredited investors (usually to selected institutional accredited investors) wherein investors enter into a purchase agreement committing them to purchase securities and, usually, requiring the issuer to file a resale registration statement covering the resale from time to time of  the securities the investors purchased in the private placement. PIPE transactions may involve the sale of common stock, convertible preferred stock, convertible debentures, warrants, or other equity or equity-like securities of an already-public company. There are two main types of PIPEs - traditional and structured. A traditional PIPE is one in which stock, either common or preferred, is issued at a set price to raise capital for the issuer. A structured PIPE, on the other hand, issues convertible debt (common or preferred shares).

Common PIPE transactions include: the sale of common stock at a fixed price; the sale of common stock at a fixed price, together with fixed price warrants; the sale of common stock at a fixed price, together with resettable or variable priced warrants; the sale of common stock at a variable price; the sale of convertible preferred stock or convertible debt; and a venture-style private placement for an already public company.

Usually, the issuer of a PIPE cannot issue more than 20% of outstanding stock in the PIPE transaction without shareholder approval and prior notification to exchanges.  The purchaser, in this case, the Fund (not the issuer), bear the market risk.

PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund 's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, as amended, or otherwise under the federal securities laws. For more detail, please refer to the "Illiquid or Restricted Securities" section of this SAI.

PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies. The risks of investing in small capitalization companies are described in more detail in the Prospectus "Principal Risks of Investing in the Fund -- Small Company Risk" section.

There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of shares issued by the company and the small number of stockholders. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund& #1 46;s investments.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "Underlying Security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the Underlying Security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund ha s sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particularly desired return at a lower cost to the Fund than if the Fund ha d invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund& #1 46;s assets.

Whether the Fund's use of swap agreements enhances the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bear s the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund& #1 46;s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund& #1 46;s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

DERIVATIVE SECURITIES. The Fund, to a limited extent, may use various derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.  For additional information regarding the risks associated with investing in derivative securities, please see the Statement of Additional Information.  Use of derivative instruments presents various risks including the following:

Tracking -- When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Liquidity --   Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss.

Leverage – Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Fund and could cause the Fund’s net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Hedging — When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Investment —  When the Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  The Fund is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

Availability — Derivatives may not be available to the Fund upon acceptable terms.  As a result, the Fund may be unable to use derivatives for hedging or other purposes.

Credit — When the Fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund 's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund ..

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realize s a gain; if it is more, the Fund realize s a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realize s a gain; if it is less, the Fund realize s a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

WARRANTS. The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. The Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund .. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund& #1 46;s assets in cash or cash equivalent securities. This could affect the Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER  RATE

The portfolio turnover rates for the Fund for the years ended June 30, 2007 and June 30, 2008 and June 30, 2009 were 33% , 59% and 149% , respectively. For year ended June 30, 2009, the Fund’s portfolio turnover rate was abnormally high due to shareholder redemptions ..

W hile the Fund intends to have a low turnover rate, it is not obligated to do so. Therefore, the Fund may engage in a high level of trading in seeking to achieve its investment objectives ..   The portfolio turnover rate for the Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

As required by Section 30 of the Investment Company Act of 1940, the Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of its fiscal year and six-month period, respectively. In addition, the Trust discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Approximately thirty days after the end of each month, the Adviser posts on the Trust’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

The Trust may disclose the Fund’s complete schedule of its portfolio holdings to rating agencies, such as Morningstar, Lipper or Bloomberg, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of disclosing its portfolio holdings to the Securities and Exchange Commission by filing Forms N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

o

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

o

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund ; therefore, its personnel have full daily access to the Fund’s portfolio holdings since the information is necessary in order for them to provide the agreed-upon services for the Trust.

o

First National Bank of Omaha. First National Bank of Omaha is custodian for the Fund ; therefore, its personnel and agents have full daily access to the Fund& #1 46;s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

The Trust’s Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund , the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees governs the Trust and the Fund and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.  The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.  The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below.  Unless otherwise noted, the address of each Trustee and Officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd, Hauppauge, New York 11788.

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served (1)	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEE:
Ronald W. Rogé (2) Age: 62	Chairman of the Board of Trustees; Chief Executive Officer; Co-Portfolio Manager	Since June 2004	Founder and Chairman of R.W. Rogé & Company, Inc. since 1986	1	None

NON-INTERESTED TRUSTEES:
David H. Diesslin Age: 62	Trustee/Financial Expert	Since October 2004	Owner of Diesslin & Associates, Inc. (wealth management and financial planning firm), since 1980; Chair Elect – Board of Governors of the Certified Financial Planner BoardTM of Standards; and Board member – Schwab Institutional Advisory Board (1997-1999)	1	5
Richard Sincere Age: 57	Trustee	Since June 2004	President, Chief Executive Officer and Founder of Sincere & Co., LLC (marketing firm)	1	None
Donald Smith Age: 67	Trustee	Since June 2004	Owner and President of IMXCO Sales Inc. since 1988	1	None

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served (1)	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
PRINCIPAL EXECUTIVE OFFICERS:
Steven M. Rogé (3) Age: 28	President; Co-Portfolio Manager	Since June 2004	Portfolio Manager - R.W. Rogé & Company, Inc. since 2003; 2000 to 2003 - finance/economic duel degree candidate, Bryant College	N/A	N/A
Rosanne Rogé (4), Age: 53	Secretary	Since June 2004	Managing Director -R.W. Rogé & Company, Inc. since 1995	N/A	N/A
Jeffrey C. Roberto Age: 43	Chief Compliance Officer	Since June 2004	Portfolio Operations Manager - R.W. Rogé & Company, Inc. since March 2002.	N/A	N/A
Susan J. Rogé (5) Age 29	Treasurer	Since June 2004	Registered Para-Planner - R.W. Rogé & Company, Inc. since 2003; 2000 to 2003 - finance/economic duel degree candidate, Bryant College	N/A	N/A
Kevin E. Wolf Age: 39	Assistant Treasurer	Since June 2006	Executive Vice President and Director of Fund Administration and Vice-President, Gemini Fund Services, LLC	N/A	N/A

(1)  Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

(2)   Ronald W. Rogé is considered an Interested Trustee, as defined by the 1940 Act, due to his position with the

      Adviser and is the husband of Rosanne Rogé.

(3)    Steven M.  Rogé is the son of Ronald W. Rogé and husband of Susan J. Rogé.

(4)    Rosanne Rogé is the wife of Ronald W. Rogé

(5)    Susan J. Rogé is the wife of Steven M. Rogé

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities issued by the Manager or the principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or principal underwriter of the Trust

Committees

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’sindependent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of either Fund. For the year ended June 30, 2009 , the  Committee met three times ..

Compensation of Trustees

The Trust pays each Trustee of the Trust who is not an interested person of the Trust an aggregate per meeting fee of $500 if attended in person and there will be no compensation if attended by telephone. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the fiscal year ended to June 30, 2009 ..

Name of Trustee	Compensation from Fund Complex*	Pension Benefits	Annual Benefits	Total Compensation Paid to Trustee
David H. Diesslin	$0	$0	$0	$0
Richard Sincere	$500	$0	$0	$500
Donald Smith	$500	$0	$0	$500

* This includes fees for fiscal year ended June 30, 2009 , which were all paid out in 2009 ..  The “Fund Complex” is comprised of one Fund ..

The Trustees serve on the Board of Trustees of the Trust for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership in the Fund

The following table shows each Trustee's ownership in securities of the Fund as of December 31, 2008 :

Name of Trustee	Dollar Range of Equity Securities in the Rogé Partners Fund	Aggregate Dollar Range of Equity in Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family*
Disinterested Trustees: David H. Diesslin Richard Sincere Donald Smith	$10,001 – $50,000 $0 – 10,000 $ 10 ,001-$ 5 0,000	$10,001 – $50,000 $0 – 10,000 $ 1 0,001-$ 5 0,000
Interested Trustees: Ronald W. Rogé	Over $100,000	Over $100,000

*The “Fund Family” is comprised of one Fund ..

 CODES OF ETHICS

The Fund , the Adviser and the Distributor each have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 with respect to their personnel with access to information about the purchase or sale of securities by the Fund .. These codes are designed to protect the interests of the Fund& #1 46;s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees and the Adviser believe that, to the extent applicable, the voting of proxies on securities held by the portfolio of the Fund (the “Portfolio”) is an important element of the overall investment process of the Fund ..  The Board and the Adviser believe that the Adviser is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board.

The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.  The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the Trust’s Board.  Accordingly, the Fund believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted.  It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Trust, may occasionally take an independent view on certain issues and vote differently.  Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

Occasionally, the Adviser may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships.  In most cases, to the extent that there is little or no discretion to deviate from the Fund& #1 46;s Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines.  In other situations, the Adviser may defer to the voting recommendation of either the Trust’s Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request by calling toll-free, 1-888-800-ROGE or by accessing the SEC’s website at www.sec.gov.

In addition, a copy of the Fund& #1 46;s proxy voting policies and procedures are also available by calling 1-888-800-ROGE and will be sent within three business days of receipt of a request.

PRINCIPAL HOLDERS OF SECURITIES AND

CONTROL PERSONS OF THE FUND

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund ..  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of October 1 , 2009 , the officers and Trustees of the Trust, as a group, owned approximately 7.82 % of the outstanding shares of the Fund .. * The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1 , 2009 ..

Name and Address	Number of Shares Owned Beneficially	% Ownership*
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	935,674.2470	76.70%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226.	246,120.6000	20.18%

*Mr. Ronald Rogé owned 6.13 % of the Partners Fund as of October 1, 2009 , a portion of which is owned through TD Ameritrade Corp. and Charles Schwab & Co.  Other portions of his ownership are through 401k and joint accounts.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Fund has entered into an investment advisory agreement with R.W. Rogé & Company, Inc. (the “Adviser”).  The Adviser is wholly owned by Ronald W. Rogé and Steven M. Rogé, and is located at 630 Johnson Avenue, Suite 103, Bohemia, New York 11716.  Mr. Ronald W. Rogé and Mr. Steven M. Rogé are the co-portfolio managers of the Fund ..

Under the terms of its investment advisory contract with the Fund, the Adviser acts as investment adviser and, subject to the supervision of the Board of Trustees of the Trust, has overall responsibility for directing the investments of the Fund in accordance with its investment objectives, policies and limitations.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers of the fund and all Trustees who are “interested persons” of the Trust or of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides the management and administrative services necessary for the operation of the Fund.  These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund ; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.   The Advisory Agreement for the Fund was last approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on May 20 , 2009 ..

The following table sets forth the annual management fee rate payable by the Fund to R.W. Rogé & Company, Inc. pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Rogé Partners Fund	1.00%

The fee is computed daily and payable monthly. For the fiscal year ended June 30, 2006 , 2007 and 2008 , the Investment Advisory Fees for the Fund amounted to $27,407 , $149,977 and $164,412 respectively.  For the fiscal year ended June 30, 2009 , the Investment Advisory Fee for the Fund amounted to $ 100,145

The Adviser is contractually limiting annual operating expenses of the Fund through October 31, 20 10 (including the Advisory fee) as follows, expressed as a percentage of the Fund’s average daily net assets.  With respect to the Fund, the Adviser reimbursed expenses in the amount of $5,622 and waived fees in the amount of $85,005 during the fiscal year ended June 30, 2006, waived fees in the amount of $20,794 during the fiscal year ended June 30, 2007, waived fees in the amount of $56,624 during the fiscal year ended June 30, 2008 , and waived fees in the amount of $67,497 during the fiscal year ended June 30, 2009 ..

FUND	OPERATING EXPENSES
Rogé Partners Fund	1.99%

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement are paid by the Trust.  Under the terms of the Investment Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Board Approval of Investment Advisory Agreements.  The Board of Trustees, including the non-interested Trustees, received materials specifically relating to the renewal of the Investment Advisory Agreement for the Fund in advance of the Trust’s Board meeting held on May 20 , 2009 (’s2009 Meeting”) .. These materials included (1) arrangements in respect of the distribution of the Fund’s shares, (2) the procedures employed to determine the value of the Fund’s assets, (3) the Adviser’s management of the relationships with the Fund& #1 46;s custodian, (4) the resources devoted to the Fund’s investment policies and restrictions and with policies on personal securities transactions, and (5) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

Additional information was furnished by the Adviser during the Meetings including, among other items, information on and analysis of (a) the overall organization and reputation of the Adviser, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) the expense ratio of the Fund and operating expenses paid to third parties, (f) the Adviser’s Code of Ethics and compliance with Rule 17j-1 of the Investment Company Act, and (g) the financial condition of the Adviser.   In considering each Investment Advisory Agreement, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Agreements include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in the Fund offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

The Investment Advisers Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviewed the background of the Fund& #1 46;s co- portfolio manager s and the Fund’s investment objective and discipline. Among other things they considered the size, education and experience of the Adviser’s investment staff, their use of technology, and the Adviser’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services.  The Board of Trustees, including the non-interested Trustees, considered the nature and extent of the Adviser’s supervision of third party service providers.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the estimated expense ratio for the Fund, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there will be economies of scale in respect of the management of the fund, whether there is potential for realization of any further economies of scale.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the advisory fee structures are fair and reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and unanimously re-approved the Investment Advisory Agreement for the Fund during the 2009 Meeting.

The Investment Advisory Agreement for the Fund was initially approved on June 15, 2004 and is re-approved annually pursuant to the guidelines stated above. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Board also reviewed the Adviser’s Code of Ethics and compliance with Rule 17j-1 of the Investment Company Act.

OTHER SERVICE PROVIDERS

ADMINISTRATION AND FUND ACCOUNTING SERVICES

The administrator for the Fund is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the Hauppauge Corporate Center, 450 Wireless Blvd, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Fund , the Administrator provides administrative services to the Fund , subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Fund .. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was reapproved by the Board of Trustees of the Trust at a meeting held on May 20 , 2009 ..  The Agreement will continue from year to year subject to annual approval of the Board of Trustees of the Trust.  The Administration Service Agreement is terminable by the Board of Trustees of the Trust or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund ; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund& #1 46;s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund& #1 46;s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission (the “SEC”) and state securities administrators, reviewing the Fund’s tax returns as prepared and signed by the Trust’s independent accountants, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator , the Fund pays the Administrator an annual fee of $26,250 on assets up to $75 million, plus 6 basis points on the next $100 million and 4 basis points on the balance. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal years ended June 30, 2006, 2007 , 2008 and 2009 , the Administrator fees accrued were $26,577, $27,300 , $38,079 and $ 34,823 , respectively ..

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a base annual fee of $26,250 plus a basis point fee after the first $75 million in assets as follows: 1.25 basis points on the next $200 million, 1.00 basis points on the next $300 million and 0.75 basis points on the balance. The Fund also pay s the Fund Accountant for any out-of-pocket expenses. For the fiscal years ended June 30, 2006, 2007 , 2008 and 2009 , the Fund Accounting fees accrued were $22,221, $24,441 , $27,607 and $27,243 , respectively ..

CUSTODIAN

First National Bank of Omaha (“FNBO”) serves as the custodian of the Trust’s assets pursuant to a Custody Agreement by and between FNBO and the Trust. FNBO’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, FNBO also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees of the Trust to hold foreign assets.  FNBO is located at 1620 Dodge Street, Omaha, Nebraska 68197.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund initially approved by the Board of Trustees on June 14, 2006. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

The Fund has entered into a distribution agreement with Northern Lights Distributors, LLC. Northern Lights Distributors, LLC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  Northern Lights Distributors, LLC is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

SHAREHOLDER SERVICING PLAN

As of April 15, 2008, the Independent Members of the Board of Trustees voted to discontinue the previously adopted Shareholder Servicing Plan (the “Plan”) pursuant to which the Fund reimbursed the entities that provided shareholder services to the Fund with compensation accrued daily and was payable monthly at the annual rate of 0.25% of average daily net assets.

For the fiscal year ended June 30, 2008 , the Fund accrued shareholder servicing fees of $33,438 .. Because the Plan was discontinued as of April 15, 2008, shareholder servicing fees are no longer incurred by the Fund ..

PORTFOLIO MANAGERS

Other Accounts Managed

Messrs. Ronald W. Rogé and Steven M. Rogé are the co-portfolio managers of the Fund and have been responsible for the day-to-day management of the Fund since inception. As of June 30, 2009 , the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund :

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ronald W. Rogé
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	1,047	$ 198 Million	N/A	N/A
Steven M. Rogé
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	1,047	$ 198 Million	N/A	N/A

Conflicts of Interest

As indicated in the table above, the Portfolio Managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio Managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund .. In this instance, the Portfolio Managers may have an incentive to favor the higher account over such Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

Mr. Ronald W. Rogé is compensated for his services by the Adviser.  Mr. Ronald W. Rogé compensation is not based on performance and consists of a fixed salary, bonus, pension and retirement plans and other arrangements.

Mr. Steven M. Rogé is compensated for his services by the Adviser.  Mr. Steven M. Rogé compensation is not based on performance and consists of a fixed salary, bonus, retirement plan and other arrangements ..

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of June 30, 2009 ..

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ronald W. Rogé	Over $100,000
Steven M. Rogé	$50,001-$100,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling the Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund& #1 46;s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Fund .. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pay s to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund& #1 46;s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal year ended June 30, 2006, 2007 , 2008 and 2009 , the Fund paid brokerage commissions of $7,492, $12,339 , $10,105 and $14,426 , respectively.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Fund is determined each day the Trust is open for business (normally the same days that the New York Stock Exchange (the “NYSE”) is open), at 4:00 p.m. Eastern Time, by dividing the value of the Fund’s net assets by the number of its shares outstanding.  The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which the Fund ’s net asset value is not calculated. The Fund normally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

Purchases

Shares of the Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund& #1 46;s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, which ever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV.  The Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares.  Although the Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.   The Fund’s minimum initial investment for regular accounts is $5,000, and for tax-deferred accounts it is $2,500.  The minimum subsequent investment is $100.

Redemptions

You have the right to sell (“redeem”) all or part of your shares on any day the Fund is open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or if redemption proceeds are to be paid to someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Fund’s transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Fund is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Redemptions In Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund ’s assets. The securities will be chosen by the respective Fund and valued at such Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

In General

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Fund , and the actual or prospective shareholders of the Fund ..  The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Fund and is not intended to constitute tax advice to any person.  The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction.  The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan.  PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUND ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

Distributions

Distributions of net investment income.  The Fund receive s income generally in the form of dividends and interest on their investments. This income, less expenses , incurred in the operation of the Fund , constitutes the Fund& #1 46;s net investment income from which dividends may be paid to you. The Fund is permitted to pass through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” which the Fund receives.  A “qualified dividend” for this purpose is generally a dividend which the Fund receives from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Fund )  if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.  The United States Treasury Department has provided guidance on which income tax treaties meet these criteria.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions which the Fund make s ..

Distributions of Capital Gains

Capital gain distributions. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund .. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains.  Any net capital gains which the Fund realize s generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund ..

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in October, November, or December with a r ecord date in any of these months but which are paid in January, are taxable to you as if paid in December.

Election to be Taxed as a Regulated Investment Company

The Fund ha s elected to be treated as regulated investment companies under Subchapter M of the Code, which requires compliance with various r ules under the Code. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gains which it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Fund if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements

To avoid Federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•

98% of its taxable ordinary income earned during the calendar year;

•

98% of its capital gain net income earned during the twelve month period ending October 31; and

•

100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Shares

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules is added to your tax basis in your newly acquired shares.

Deferral of basis. If you redeem some or all of your shares in the Fund , and then reinvest the redemption proceeds in the Fund within 90 days of buying the original shares, the sales charge that might otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States may also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities when the Fund meets the minimum State investment or reporting requirements. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Fund ..  All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

Investment in Complex Securities

The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives. If the Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Constructive sales. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund ’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss.  These r ules could apply to any offsetting positions the Fund enter s into to reduce its risk of loss.

Securities purchased at discount. The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Backup Withholding

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Fund ; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker LLP whose address 1818 Market Street, Suite 2400 Philadelphia, PA 19103-3638, serves as the Trust’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Blank Rome LLP, located at 405 Lexington Avenue, New York, New York 10174, which serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the period ended June 30, 2009 .. The Trust will provide these reports without charge upon request by calling the Trust at 1-888-800-ROGE.

APPENDIX A –RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

Rogé Partners Funds

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust. Previously Filed on April 26, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(a)(2)

Certificate of Trust. Previously Filed on April 26, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws. Previously Filed on April 26, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(c)

Instruments Defining Rights of Security Holders.

See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust.

See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Management Agreement between the Registrant, on behalf of the Rogé Partners Fund and R.W. Rogé & Company, Inc., previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

  (e)

Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (formerly known as Aquarius Fund Distributors LLC ) , previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

 (f)

Bonus or Profit Sharing Contracts.

Not Applicable.

(g)

Custody Agreement between the Registrant and First National Bank of Omaha, previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, is hereby incorporated by reference.

 (h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC , previously filed on April 13, 2007 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, is hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on April 13, 2007 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, is hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on April 13, 2007 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, is hereby incorporated by reference.

(h)(4)

Custody Administration Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(h)(5)(A)

Expense Limitation Agreement between the Registrant and R.W. Rogé & Company, Inc. with respect to the Rogé Partners Fund, previously filed on October 31, 2006 in Post-Effective Amendment No. 3 to the Trust’s Registration Statement on Form N-1A, is hereby incorporated by reference.

  (h)(6)

Shareholder Servicing Agreement between the Registrant and Aquarius Fund Distributors LLC, previously filed on April 13, 2007 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, is hereby incorporated by reference.

(i)

Opinion and Consent of Counsel – Blank Rome LLP., previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(j)(1)

Consent of Independent Auditors – Tait, Weller & Baker LLP filed herewith.

(j)(2)

Power of Attorney  - Donald Smith previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(j)(3)

Power of Attorney – Nancy Vitale previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(j)(4)

Power of Attorney – Richard Sincere previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(k)

Omitted Financial Statements.

Not Applicable.

(l)

Initial Capital Agreements.

Not Applicable

(m)

Rule 12b-1 Plan.

Not Applicable.

 (n)

Rule 18f-3 Plan.

Not Applicable.

(p)(1)

Code of Ethics of the Registrant and R.W. Rogé & Company, Inc. previously filed on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1, and hereby incorporated by reference.

(p)(2)

Revised Code of Ethics of Northern Lights Distributors, LLC (NorthStar Code of Ethics) previously filed on October 31, 2007 to the Registrant's Registration Statement in Post-Effective Amendment No. 5, and hereby incorporated by reference.

ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 25.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

ITEM 26.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of R.W. Rogé & Company, Inc., the Adviser to the Rogé Partners Funds, is hereby incorporated herein by reference to the section of the Prospectus captions “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of R.W. Rogé & Company, Inc. is incorporated by reference to form ADV filed by R.W. Rogé & Company, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-28012)

ITEM 27.

PRINCIPAL UNDERWRITER.

Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, New River Funds, the North Country Funds, Northern Lights Fund Trust and Saratoga Advantage Trust.

(b)

NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, President, Secretary	Secretary & Chief Legal Officer
W. Patrick Clarke	Manager	President
Daniel Applegarth	Treasurer	None

(c)

Not Applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

First National Bank of Omaha (“FNBO”) provides custodian services pursuant to a Custodian Contract between FNBO and the Trust.  Gemini Fund Services, LLC (“GFS”) provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between GFS and the Trust.  In such capacities, GFS provides pricing of the Fund’s portfolio securities, keeps records regarding securities and other assets in custody and transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursements made to shareholders.  R.W. Rogé & Company, Inc., pursuant to the Investment Advisory Agreement, maintains all records required pursuant to such agreement with respect to the Rogé Partners Funds.  GFS maintains all records required pursuant to the Administrative Service Agreement.  NLD as principal underwriter for the Trust, maintains all records required to be maintained pursuant to the Trust’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

ITEM 29.

MANAGEMENT SERVICES.

Not applicable.

ITEM 30.

UNDERTAKINGS.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bohemia, and the State of New York, on the 28 th day of October, 2009 ..

Rogé Partners Funds

/s/ Steven Rogé

Steven  Rogé

President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

SIGNATURE	TITLE	DATE
/s/ Ronald W. Rogé ___________________________ Ronald W. Rogé	Chairman of the Board and Trustee	October 28 , 2009
_____________*______________ Donald Smith*	Trustee	October 28 , 2009
_____________*_______________ David Diesslin*	Trustee	October 28 , 2009
____________*________________ Richard Sincere*	Trustee	October 28 , 2009

*BY: /s/ Steven Rogé ___________________________

Steven Rogé

*Pursuant to a Power of Attorney on July 15, 2004 to the Registrant's Registration Statement in Pre-Effective Amendment No. 1

EXHIBIT INDEX

EXHIBIT	EXHIBIT NO.

Consent of Independent Auditors	99(j)(1)